Exhibit 99.1

Outerwall Inc.
Business Segment and Supplemental Information

Q1 2015

This workbook contains downloadable content provided by Outerwall Inc. through its Investor Relations portal at: http://ir.outerwall.com

Capital Expenditures (CAPEX)

Redbox

Coinstar

ecoATM

Outerwall Inc.

Business Segment and Supplemental Data

CAPEX

Capital Expenditures*
(In thousands, on a cash basis)
	Q1	Q2	Q3	Q4	YTD
2015	$20,709	$—	$—	$—	$20,709
2014	$26,940	$26,076	$19,295	$25,613	$97,924
2013	$48,133	$36,111	$39,102	$38,066	$161,412
2012	$38,180	$39,873	$56,144	$75,713	$209,910
2011	$38,472	$49,405	$46,902	$44,457	$179,236
2010	$31,517	$52,822	$48,135	$38,375	$170,849

*	Capital expenditures reported above for Q1 2014 and for each quarter in 2013 and 2012 were revised in Q2 2014

CAPEX - March, 2015

Outerwall Inc.

Business Segment and Supplemental Data

REDBOX

During the first quarter of 2015, we made the decision to shut down our Redbox Canada operations as the business was not meeting the company’s performance expectations. The results of Redbox Canada are no longer included in the segment information presented below.

Segment Revenue						Kiosks
(In thousands)						(Rounded)
	Q1	Q2	Q3	Q4	YTD		Q1	Q2	Q3	Q4
2015	$519,533	$—	$—	$—	$519,533	2015	41,960	—	—	—
2014	$513,049	$442,838	$435,083	$490,748	$1,881,718	2014	42,800	42,550	42,400	42,280
2013	$506,712	$477,013	$489,817	$494,173	$1,967,715	2013	43,400	43,100	42,860	42,900
2012	$502,942	$457,906	$458,834	$487,358	$1,907,040	2012	36,800	38,450	42,130	43,350
2011	$362,344	$363,862	$389,801	$445,591	$1,561,598	2011	31,800	33,300	34,400	35,400
2010	$263,078	$271,869	$305,365	$319,397	$1,159,709	2010	24,800	26,900	28,500	30,200

Segment Operating Income						Locations
(In thousands)						(Rounded)
	Q1	Q2	Q3	Q4	YTD		Q1	Q2	Q3	Q4
2015	$122,864	$—	$—	$—	$122,864	2015	34,430	—	—	—
2014	$105,745	$86,219	$88,277	$125,791	$406,032	2014	35,100	34,950	34,820	34,740
2013	$95,421	$111,139	$95,468	$114,774	$416,802	2013	35,800	35,400	35,260	35,300
2012	$109,505	$98,123	$103,053	$83,445	$394,126	2012	30,000	31,050	34,330	35,450
2011	$50,821	$74,017	$83,499	$76,595	$284,932	2011	27,100	27,800	28,400	29,300
2010	$46,301	$37,167	$53,648	$53,734	$190,850	2010	—	—	—	26,100

Depreciation, Amortization and Other						Same Store Sales
(In thousands)
	Q1	Q2	Q3	Q4	YTD		Q1	Q2	Q3	Q4
2015	$31,607	$—	$—	$—	$31,607	2015	0.7%	—	—	—
2014	$39,404	$38,783	$36,685	$34,364	$149,236	2014	0.9%	-7.8%	-11.8%	-1.3%
2013	$39,832	$39,759	$40,778	$39,482	$159,851	2013	-11.8%	-6.8%	2.1%	0.8%
2012	$32,441	$35,324	$41,189	$38,399	$147,353	2012	28.1%	16.5%	4.2%	-4.0%
2011	$27,098	$27,360	$30,910	$30,062	$115,430	2011	15.3%	16.6%	13.0%	27.1%
2010	$22,121	$23,866	$23,955	$23,503	$93,445	2010	21.0%	3.5%	17.2%	12.5%

Redbox - March 31, 2015

Outerwall Inc.

Business Segment and Supplemental Data

Gross Margin(1)
	Q1	Q2	Q3	Q4	YTD
2015	59.5%	—	—	—	59.5%
2014	56.3%	56.7%	57.3%	58.3%	57.1%
2013	56.5%	60.8%	57.8%	59.0%	58.5%
2012	57.0%	59.4%	63.7%	54.4%	58.5%
2011	53.1%	58.4%	59.1%	54.9%	56.3%
2010	59.0%	56.4%	59.7%	54.4%	57.3%

(1)	Gross margin is calculated using product costs which are a component of direct operating expense.

Redbox - March 31, 2015

Outerwall Inc.

Business Segment and Supplemental Data

COINSTAR

Segment Revenue						Kiosks
(In thousands)						(Rounded)
	Q1	Q2	Q3	Q4	YTD		Q1	Q2	Q3	Q4
2015	$69,330	$—	$—	$—	$69,330	2015	21,220	—	—	—
2014	$68,753	$79,880	$85,074	$81,921	$315,628	2014	21,000	21,200	21,210	21,340
2013	$65,383	$74,526	$79,611	$80,698	$300,218	2013	20,600	20,700	20,800	20,900
2012	$64,826	$73,855	$77,616	$74,464	$290,761	2012	20,200	20,200	20,300	20,300
2011	$61,363	$71,065	$75,506	$74,448	$282,382	2011	18,800	18,900	19,500	20,200
2010	$59,918	$70,362	$74,669	$71,033	$275,982	2010	19,100	19,000	18,900	18,900

Segment Operating Income						Same Store Sales
(In thousands)
	Q1	Q2	Q3	Q4	YTD		Q1	Q2	Q3	Q4
2015	$22,544	$—	$—	$—	$22,544	2015	0.8%	—	—	—
2014	$22,735	$30,798	$33,435	$33,557	$120,525	2014	3.1%	6.7%	5.8%	3.3%
2013	$18,617	$25,423	$27,649	$30,817	$102,506	2013	0.2%	-1.1%	0.4%	5.9%
2012	$19,319	$25,727	$27,915	$26,300	$99,261	2012	1.6%	0.2%	-0.8%	-1.2%
2011	$20,609	$26,800	$27,879	$25,678	$100,966	2011	5.3%	1.8%	1.0%	1.7%
2010	$15,020	$28,043	$27,872	$25,382	$96,317	2010	5.0%	7.9%	7.9%	10.0%

Depreciation, Amortization and Other
(In thousands)
	Q1	Q2	Q3	Q4	YTD
2015	$7,818	$—	$—	$—	$7,818
2014	$8,563	$8,921	$8,989	$8,998	$35,471
2013	$8,184	$8,770	$8,539	$8,428	$33,921
2012	$8,341	$8,279	$10,968	$8,520	$36,108
2011	$7,371	$7,451	$7,924	$9,176	$31,922
2010	$7,059	$7,562	$7,468	$7,632	$29,721

Coinstar - March 31, 2015

Outerwall Inc.

Business Segment and Supplemental Data

ecoATM

During the first quarter of 2015, we added ecoATM, our electronic device recycling business, as a separate reportable segment. Previously, the results of ecoATM along with those of other self-service concepts were included in our New Ventures segment. All goodwill previously allocated to the New Ventures segment has been allocated to the ecoATM segment. The combined results of the other self-service concepts are included in an All Other reporting category as they do not meet quantitative thresholds to be reported as a separate segment and are not presented in this supplemental schedule.

Segment Revenue						Average Selling Price of Value Devices Sold
(In thousands)
	Q1	Q2	Q3	Q4	YTD		Q1	Q2	Q3	Q4	YTD
2015	$19,749	$—	$—	$—	$19,749	2015	$60.28	$—	$—	$—	$60.28
2014	$15,946	$23,799	$29,733	$24,709	$94,187	2014	$94.31	$91.55	$75.95	$59.77	$76.30
2013	$—	$—	$15,226	$16,598	$31,824	2013	$—	$—	$70.70	$62.31	$66.11

Segment Operating Income (Loss)						Number of Value Devices Sold
(In thousands)
	Q1	Q2	Q3	Q4	YTD		Q1	Q2	Q3	Q4	YTD
2015	$(8,338)	$—	$—	$—	$(8,338)	2015	317,134	—	—	—	317,134
2014	$(5,316)	$(4,470)	$(2,038)	$(8,148)	$(19,972)	2014	166,940	249,969	373,981	404,138	1,195,028
2013	$—	$—	$(4,275)	$(2,750)	$(7,025)	2013	—	—	201,480	242,750	444,230

Depreciation, Amortization and Other						Number of Overall Devices Sold
(In thousands)
	Q1	Q2	Q3	Q4	YTD		Q1	Q2	Q3	Q4	YTD
2015	$5,902	$—	$—	$—	$5,902	2015	518,633	—	—	—	518,633
2014	$3,712	$3,812	$4,297	$5,210	$17,031	2014	240,999	325,321	531,265	598,980	1,696,565
2013	$—	$—	$2,314	$3,763	$6,077	2013	—	—	280,937	349,872	630,809

Kiosks
(Rounded)
	Q1	Q2	Q3	Q4
2015	2,140	—	—	—
2014	910	980	1,510	1,890
2013	—	—	810	880

ecoATM - March 31, 2015